FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 18, 2009
Ideation Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33800	77-0688094

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Market Street, Suite 1300, Wilmington, Delaware	19801

(Address of Principal Executive Offices)	(Zip Code)
(310) 694-8150

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
          On April 1, 2009, Ideation Acquisition Corp. (“Ideation”) and SearchMedia International Limited (“SearchMedia”) announced that they have entered into an Agreement and Plan of Merger, Conversion and Share Exchange.
          On May 7, 2009, Ideation announced that Robert Fried, President and CEO of Ideation, Garbo Lee, President of SearchMedia, Jerry Lin, Senior Vice President of SearchMedia and Earl Yen, Vice Chairman of SearchMedia, are scheduled to present at the following upcoming investor conferences:
•	Tuesday, May 19, 2009 at 12:35 p.m. Eastern Time at the Oppenheimer 3rd Annual China Dragon Call Conference in New York City; and

•	Wednesday, May 20, 2009 at 9:30 a.m. Pacific Time at the Eighth Annual JMP Securities Research Conference in San Francisco, CA. A live and archived webcast of this presentation and a copy of the presentation slides will be available on the Investor Relations section of the Ideation website at www.ideationacquisition.com.
          A copy of the slides to be presented during the above investor conferences is attached as Exhibit 99.1 to this report. These slides may also be used in subsequent presentations to interested parties, including analysts, potential investors and stockholders. The slides attached to this report as Exhibit 99.1 are furnished pursuant to this Item 8.01 and shall not be deemed filed in this or any other filing of Ideation under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.
Participation in Solicitation/Additional Information
          In connection with the proposed transaction, Ideation and ID Arizona Corp. filed a preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission on March 31, 2009, which is subject to review by the SEC. A definitive Proxy Statement/Prospectus will be mailed to Ideation stockholders. INVESTORS AND SECURITY HOLDERS OF IDEATION ARE URGED TO READ A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Ideation through the website maintained by the SEC at www.sec.gov under the registrant names Ideation and “ID Arizona Corp.” Free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Ideation, 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801.
          Ideation, SearchMedia and their respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ideation’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 20, 2009, and information regarding SearchMedia’s directors and executive officers is available in Ideation’s and ID Arizona Corp.’s preliminary Proxy Statement/Prospectus, which was filed with the SEC on March 31, 2009, and can be found on the SEC website at www.sec.gov under the registrant name “ID Arizona Corp.” Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.
ITEM 9.01. Financial Statements and Exhibits
d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation Slides

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009	IDEATION ACQUISITION CORP.
/s/ Robert N. Fried
Robert N. Fried
President and Chief Executive Officer

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